EXHIBIT 10.33


THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY RICHARD
F. CRAVEN IN FAVOR OF WELLS FARGO BUSINES CREDIT, INC. DATED AS OF AUGUST 31, 2000.


                                 PROMISSORY NOTE


$225,000                                                  Minneapolis, Minnesota
                                                                 August 31, 2000

         For value received, the undersigned, RSI Systems, Inc. hereby promises to pay to the order of Richard F. Craven ("Creditor"), at any place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Hundred Twenty Five Thousand Dollars ($225,000), together with interest on the principal amount hereunder remaining unpaid from time to time computed on the basis of the number of days elapsed in a 360-day year consisting of twelve (12) months of thirty (30) days each, from the date hereof until this Note is fully paid, at an annual rate of ten percent (10%). Interest on the outstanding principal amount of this Note shall accrue and shall be payable upon maturity, as provided herein.

         The principal amount of this Note, and all accrued and unpaid interest thereon, shall be due and payable upon demand of Creditor at any time after February 28, 2001. This Note may be prepaid, in whole or in part, at any time without penalty. At the sole option of the Creditor, upon maturity, the outstanding principal and accrued and unpaid interest under this Note may be converted into common stock of RSI Systems, Inc. at a per share price equal to the average closing price of such stock on the date of this Note, which is $.34 per share. Creditor may convert to RSI common stock any amount, up to a maximum of the outstanding principal and accrued interest.

         This Note shall be immediately due and payable (including unpaid interest accrued hereon) without demand or notice thereof upon filing of a petition by or against the undersigned under the United States Bankruptcy Code.

         It is the intention of the parties hereto to comply with any applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note in no event shall this Note require the payment or permit the collection of interest or any amount in the nature of interest or fees in excess of the maximum amount permitted by applicable law. Any such excess interest or fee shall first be applied to reduce the principal balance, and, when the principal has been paid in full, refunded to the undersigned. In determining whether or not the interest paid or payable exceeds the highest lawful rate, the total amount of interest shall be spread throughout the entire term of any indebtedness so that the interest rate is uniform through the term of such indebtedness.

         The undersigned consents hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any term and provision of either, which may be made, granted or consented to by Creditor, and agrees that suit may be brought and maintained against any one or more of them, at the election of Creditor without joinder of any other party hereto, and that undersigned shall not be required first to foreclose, proceed against, or exhaust any security

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hereof in order to enforce payment of this Note. The undersigned hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security therefore, and agree to pay (if permitted by law) all expenses incurred in collection, including Creditor's actual attorneys' fees. The undersigned hereby waives all benefits of valuation, appraisement and exemption laws. This Note is payable in the State of Minnesota and shall be construed in accordance with the laws of such state.


                                       RSI SYSTEMS, INC.



                                       By
                                         ---------------------------------------
                                               Its Chief Financial Officer


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